SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 13, 2002




                    BREAKTHROUGH TECHNOLOGY PARTNERS I, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)


            0-31451                                    23-3048624
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)


           32700 N.E. Lesley Rd., Newberg, OR                  97132
      --------------------------------------------          -----------
        (Address of Principal Executive Offices)             (Zip Code)


                                 (503) 538-3710
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Certification of Daniel L. Smith.


          Item 9.  Regulation FD Disclosure.

          The Certification of Daniel M. Smith required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.1.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BREAKTHROUGH TECHNOLOGY PARTNERS I, INC.
                                   (Registrant)


Date:  August 13, 2002             By: /s/ DANIEL L. SMITH
                                       --------------------------------
                                        Daniel L. Smith
                                        President






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